Report of
Independent
Registered Public
Accounting Firm

To the Shareholders
and
Board of Directors of
Federated Total
Return Series, Inc.

In planning and
performing our audits
of the financial
statements of
Federated Mortgage
Fund and Federated
Ultrashort Bond
Fund, each a portfolio
of Federated Total
Return Series, Inc
(collectively, the
Funds) as of and for
the year ended
September 30, 2015,
in accordance with
the standards of the
Public Company
Accounting
Oversight Board
(United States), we
considered the Funds?
internal control over
financial reporting,
including controls
over safeguarding
securities, as a basis
for designing our
auditing procedures
for the purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form N-SAR, but not
for the purpose of
expressing an opinion
on the effectiveness
of the Funds? internal
control over financial
reporting.
Accordingly, we
express no such
opinion.

Management of the
Funds is responsible
for establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls. A
company?s internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the
reliability of financial
reporting and the
preparation of
financial statements
for external purposes
in accordance with
generally accepted
accounting principles.
A company?s internal
control over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the
company; (2) provide
reasonable assurance
that transactions are
recorded as necessary
to permit preparation
of financial
statements in
accordance with
generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being
made in accordance
with authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of the
unauthorized
acquisition, use, or
disposition of the
company?s assets that
could have a material
effect on the financial
statements.

Because of its
inherent limitations,
internal control over
financial reporting
may not prevent or
detect misstatements.
Also, projections of
any evaluation of
effectiveness to
future periods are
subject to the risk that
controls may become
inadequate because of
changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in
internal control over
financial reporting
exists when the
design or operation of
a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A
material weakness is
a deficiency, or a
combination of
deficiencies, in
internal control over
financial reporting,
such that there is a
reasonable possibility
that a material
misstatement of the
Funds? annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of
the Funds? internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily
disclose all
deficiencies in
internal control that
might be material
weaknesses under
standards established
by the Public
Company Accounting
Oversight Board
(United States).
However, we noted
no deficiencies in the
Funds? internal
control over financial
reporting and its
operation, including
controls over
safeguarding
securities that we
consider to be a
material weakness as
defined above as of
September 30, 2015.

This report is
intended solely for
the information and
use of management
and the Board of
Directors of
Federated Total
Return Series, Inc.
and the Securities and
Exchange
Commission and is
not intended to be
and should not be
used by anyone other
than those specified
parties.





/s/ KPMG LLP
Boston,
Massachusetts
November 23, 2015